EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of June 30, 2015 is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
BACKGROUND
A.The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 16, 2014 (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
B.    The Borrower has requested an amendment to the Credit Agreement.
C.    The undersigned Lenders and the Administrative Agent hereby agree to amend the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the undersigned Lenders and the Administrative Agent agree as follows:
1.    AMENDMENTS.
(a)    The definition of “Base Rate” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
“Base Rate” means, as of any date of determination, the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate for such day plus 1.00% and (c) the One Month LIBOR Rate for such day (determined on a daily basis as set forth in the definition of “Eurodollar Rate”) plus 1.00%; provided, however, that in no event shall the Base Rate as of any date of determination be less than zero.  As used in this definition, “One Month LIBOR Rate” means the Eurodollar Rate with a term equivalent to one month commencing on such date of determination.
(b)    The definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended by (i) adding the word “or” after the semicolon at the end of clause (a) thereof, (ii) deleting clause (b) thereof in its entirety and (c) replacing the “(c)” from present clause (c) and replacing it with “(b)”.

(c)    The definition of “LIBOR” in Section 1.01 of the Credit Agreement is amended by adding the following language as the last sentence of clause (a) thereof:
Notwithstanding the foregoing, if LIBOR, determined as provided above, is less than zero, LIBOR with respect to each Eurodollar Rate Loan shall be deemed to be zero for all purposes of this Agreement.
2.    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:
(a)    This First Amendment has been duly authorized, executed and delivered by each of the Borrower and TMK. This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK, enforceable in accordance with their respective terms;
(b)    The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document (in each case treating this Amendment as a Loan Document), are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this Section 2(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and
(c)    no Default has occurred and is continuing.
3.    CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:
(a)    the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders; and
(b)    the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Borrower and TMK.
4.    REFERENCE TO THE CREDIT AGREEMENT.
(a)    Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
(b)    The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
5.    COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation,

reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
6.    EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
7.    GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York, without reference to the conflicts of law principles thereof; provided that the Administrative Agent and each Lender shall retain all rights under federal law. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.
8.    HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
9.    ENTIRE AGREEMENT. The credit agreement, as amended by this First Amendment, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between the parties. There are no related unwritten oral agreements between the parties.
[signature pages follow]

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.
TORCHMARK CORPORATION
By:     /s/ W. M. Pressley
Name: W. Michael Pressley

Title: Executive Vice President and Chief	Investment Officer
TMK RE, LTD.
By:     /s/ W. M. Pressley
Name: W. Michael Pressley

Title: Executive Vice President and Chief	Investment Officer

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:     /s/ K. Hanke
Name: Karen Hanke
Title: Managing Director

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]

Regions Bank
By:     /s/ Richard M. Prewitt, Jr.
Name: Richard M. Prewitt, Jr.
Title: Senior Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]
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U.S. BANK NATIONAL ASSOCIATION
By:     /s/ Evan Glass
Name: Evan Glass
Title: Senior Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]
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BRANCH BANKING AND TRUST COMPANY
By:     /s/ Sarah Bryson
Name: Sarah Bryson
Title: Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]
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KEYBANK NATIONAL ASSOCIATION
By:     /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]
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THE NORTHERN TRUST COMPANY
By:     /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]
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COMERICA BANK
By:     /s/ Vontoba Terry
Name: Vontoba Terry
Title: Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]

COMPASS BANK,
By:     /s/ Mark Haddad
Name: Mark Haddad
Title: Vice President
CHI:2922322.6

[Signature Page to First Amendment to Torchmark Corporation
Amended and Restated Credit Agreement]
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